UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 24, 2002


                                  649.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Texas                                  760495640
    ------------------------------          ---------------------------------
    (State or other jurisdiction of         (IRS Employer Identification No.)
    incorporation or organization)


             Suite 1001, 1166 Alberni Street
            Vancouver, British Columbia, Canada              V6E 3Z3
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)



        Issuer's telephone number
          (including area code)                  (604) 648-2090



          Suite 1818, 1177 West Hastings Street
            Vancouver, British Columbia, Canada               V6E 2K3
         ------------------------------------------          ----------
          (Former name, former address and former            (Zip Code)
         fiscal year, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On November 15, 2002, the Board of Directors of the Company by Resolution, agreed to a shares for debt exchange with creditors totaling 29,000,000 Common Stock at an exchange price per share of $0.0034. These shares will be issued under the conditions of Rule 144 and are to contain an appropriate restrictive legend.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

ITEM 5.  OTHER EVENTS

No events to report.

ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.

ITEM 7.  FINANCIAL STATEMENTS

No events to report.

ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.



Exhibits:
---------
     1.   Resolution of the Board of Directors of 649.com, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


649.COM, INC.


/s/ John Buddo
-------------------------------------------
John Buddo, President & Secretary/Treasurer

November 20, 2002
-------------------------------------------
Date


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